PROSPECTUS

                                   May 1, 1999

                               JNL(R) SERIES TRUST
                 5901 Executive Drive o Lansing, Michigan 48911

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. The Trust currently offers shares in the following Series:



         PPM America/JNL Money Market Series



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

The Trust's Statement of Additional Information (SAI) contains additional information about the Trust and the Series.

                                 ---------------

                                TABLE OF CONTENTS


About the Series of the Trust                                                1
     PPM America/JNL Money Market Series                                     1
Management of the Trust                                                      4
     Investment Adviser                                                      4
     Management Fee                                                          4
     Sub-Advisory Arrangements                                               4
Administrative Fee                                                           4
Investment in Trust Shares                                                   5
Share Redemption                                                             5
Tax Status                                                                   5
Financial Highlights                                                         8

                          ABOUT THE SERIES OF THE TRUST

PPM AMERICA/JNL MONEY MARKET SERIES

INVESTMENT OBJECTIVE. The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Series invests in high quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The sub-adviser manages the Series to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Series may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE SERIES. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of bonds, including those held by the Series, will fall. A broad-based market drop may also cause a bond's price to fall.

In addition, the performance of the Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Series.

PERFORMANCE. The bar chart and table below show the past performance of the Series' shares. The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year. The table shows the Series' average annual returns and compares them to the market indicators listed. Both the chart and the table assume reinvestment of dividends and distributions. The Series' returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable annuity contract. Those charges, which are described in the variable annuity prospectus, will reduce the Series' performance. As with all mutual funds, the Series' past performance does not necessarily indicate how it will perform in the future.

Year-By-Year Returns as of December 31

4.87%             5.01%             4.99%

[Insert Chart]

1996              1997              1998

In the periods shown in the chart, the Series' highest quarterly return was 1.30% (3rd quarter of 1995) and its lowest quarterly return was 1.17% (1st quarter of 1997).

                                                               Average Annual Total Returns as of December 31, 1998
                                                                        1 year               Life of Series*
                                                                        ------               ---------------

PPM America/JNL Money Market Series                                       4.99%                   5.00%
Merrill Lynch Treasury Bill Index (3 month)                               5.23%                   5.405%

The 7-day yield of the Series on December 31, 1998, was 4.78%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

*  The Series began operations on May 15, 1995.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES. The PPM America/JNL Money Market Series invests exclusively in the following types of high quality, U.S.
dollar-denominated money market instruments that mature in 397 days or less:

          o Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks;

          o Corporate obligations, including commercial paper, of domestic and foreign issuers;

          o Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SAI has more information about the Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the PPM America/JNL Money Market Series is PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets of Jackson National Life Insurance Company and of other affiliated companies.

PPM supervises and manages the investment portfolio of the Series and directs the purchase and sale of the Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Series' investment objectives. PPM has supervised and managed the investment portfolio of the Series since inception of the Series.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF THE SERIES

The investment objective of the Series is not fundamental and may be changed by the Trustees without shareholder approval.

YEAR 2000 ISSUES: Apart from the particular risks described above for the Series, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and its other service providers are unable to process and calculate date-related information because they are not programmed to distinguish between the year 2000 and the year 1900.

The Trust relies entirely on outside service providers for the processing of its business. To the extent that a service provider utilizes computers to process the Trust's business, the smooth operation of the Trust depends on the ability of those computers to continue to function properly.

The Trust has contacted each of its service providers to ascertain the service provider's state of readiness for the year 2000. Each of the service providers has indicated to the Trust that, at this time, it is either year 2000 compliant or that it has identified its systems which are not currently year 2000 compliant and that it intends to make such systems compliant before December 31, 1999. The Trust intends to continue to monitor the year 2000 status of its service providers.

Based on the information currently available, the Trust does not anticipate any material impact on the delivery of services to and by the Trust. However, since the Trust must rely on the information provided to it by its service providers, there can be no assurance that the steps taken by the service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Trust.

Similarly, the companies and other issuers in which a Series invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Series.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to JNFS.

MANAGEMENT FEE

As compensation for its services, JNFS receives a fee from the Series, accrued daily and payable monthly. The fee which JNFS received from the Series for the fiscal year ended December 31, 1998, is set forth below as an annual percentage of the net assets of the Series.

    SERIES                                                                  FEES
    ------                                                                  ----

    PPM America/JNL Money Market Series.................................    .60%


SUB-ADVISORY ARRANGEMENTS

JNFS selects, contracts with and compensates the sub-adviser to manage the investment and reinvestment of the assets of the Series. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of the Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Trustees of the Trust.

Under the terms of the of the Sub-Advisory Agreement with JNFS, the sub-adviser manages the investment and reinvestment of the assets of the Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for the Series consistent with its investment objectives and policies outlined in this Prospectus. The sub-adviser implements such program by purchases and sales of securities and regularly reports to JNFS and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, the sub-adviser receives a fee from JNFS, stated as an annual percentage of the net assets of the Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay the sub-adviser out of the advisory fee it receives from the Series.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, effective January 1, 1999, the Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Prior to January 1, 1999, the Series paid all of its own operating expenses.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases the shares of the Series at their net asset value using premiums received on Contracts issued by the insurance company. There is no sales charge.

Shares of the Series are not available to the general public directly. While the Series may be similar to, and may in fact be modeled after publicly traded mutual funds, Contract purchasers should understand that the Series is not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and the Series may differ substantially.

The net asset value per share of the Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its shares. As a result, the Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' shares.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

The Series' policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. The Series intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Series is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of the Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

Because the shareholders of the Series are Accounts, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Series. Distributions from the Series are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Series. The information does not reflect any charges imposed by an Account investing in shares of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report included in the Statement of Additional Information.

                                                             Income from operations                     Distributions
                                                          -----------------------------  -------------------------------------------
                                                                        Net realized &
                                                                       unrealized gains
                                             Net Asset        Net       on investments                    From net
                                               value,     investment      & foreign       From net     realized gains
                                             beginning      income         currency      investment    on investment    Return of
             Period or Year ended            of period      (loss)      related items      income       transactions     Capital
====================================================================================================================================
PPM America/JNL Money Market Series
  Year ended 12/31/98                           1.00          0.05             -            (0.05)            -               -
  Year ended 12/31/97                           1.00          0.05             -            (0.05)            -               -
  Period from 4/1/96 to 12/31/96                1.00          0.04             -            (0.04)            -               -
  Period from 5/15/95* to 3/31/96               1.00          0.04             -            (0.04)            -               -
====================================================================================================================================

* Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.
(b) Annualized for the periods ended December 31, 1998, December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.


                                                                                        Ratio and Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                         Ratio of net     Ratio of net
                                                                                           operating       investment
                                            Net asset                    Net assets,      expenses to      income to
                                           value, end    Total Return   end of period     average net      average net     Portfolio
             Period or Year ended           of period        (a)        (in thousands)   assets (b) (c)    assets (b) (c)   turnover
====================================================================================================================================
PPM America/JNL Money Market Series
  Year ended 12/31/98                         1.00          4.99%          56,349            0.74%          4.87%             -
  Year ended 12/31/97                         1.00          5.01%          41,808            0.75%          4.92%             -
  Period from 4/1/96 to 12/31/96              1.00          3.61%          23,752            0.75%          4.75%             -
  Period from 5/15/95* to 3/31/96             1.00          4.59%           6,816            0.75%          5.06%             -
====================================================================================================================================

                                                     Ratio information assuming
                                                     no expense reimbursement
                                                     or fees paid indirectly
                                                --------------------------------
                                                                   Ratio of net
                                                   Ratio of          investment
                                                 expenses to        income to
                                                  average net       average net
             Period or Year ended                 assets (b)         assets (b)
================================================================================
PPM America/JNL Money Market Series
  Year ended 12/31/98                               0.75%             4.86%
  Year ended 12/31/97                               0.76%             4.91%
  Period from 4/1/96 to 12/31/96                    0.85%             4.65%
  Period from 5/15/95* to 3/31/96                   1.30%             4.51%
================================================================================

                                   PROSPECTUS

                                   MAY 1, 1999

                                JNL SERIES TRUST

You can find more information about the Trust in:

         o The Trust's STATEMENT OF INFORMATION (SAI) dated May 1, 1999, which contains further information about the Trust and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
              (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003.

You can also obtain information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov) and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and copying charges by calling (800) SEC-0330.

                                        The Trust's SEC file number is: 811-8894